NASDAQ: STAA Investor Presentation November 2023 Exhibit 99.1

All statements that are not statements of historical fact are forward-looking statements, including statements about any of the following: any financial projections (including sales), plans, strategies, and objectives of management for 2023 and beyond or prospects for achieving such plans, expectations for sales, revenue, margin, expenses or earnings, and any statements of assumptions underlying any of the foregoing, including those relating to financial performance in the upcoming quarter, fiscal year 2023 and beyond. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties related to the COVID-19 pandemic and related public health measures, as well as the factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 30, 2022 under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission and available in the “Investor Information” section of the company’s website under the heading “SEC Filings.” We disclaim any intention or obligation to update or revise any financial projections or forward-looking statement due to new information or events. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: global economic conditions; the impact of the COVID-19 pandemic on markets; the discretion of regulatory agencies to approve or reject existing, new or improved products, or to require additional actions before or after approval, or to take enforcement action; international trade disputes and substantial dependence on demand from Asia; and the willingness of surgeons and patients to adopt a new or improved product and procedure. We intend to use our website as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD. Such disclosures will be included on our website in the ‘Investor Relations’ sections. Accordingly, investors should monitor such portions of our website, in addition to following our press releases, SEC filings and public conference calls and webcasts. Forward Looking Statements 02

03 STAAR Surgical / Our Vision The first Choice for Doctors and Patients Seeking Visual Freedom

04 STAAR Surgical / Our Growth Foundation Invest in Largest Market Opportunities 1 Drive EVO ICL Awareness 2 Enhance Surgeon Support and Education 3 Introduce New Products 4 Create a High Performance Organization 5

STAAR / Our Market Opportunity – A Global Myopia Epidemic Our Large Market Opportunity MYOPIA Billions of People Today: Every third person in the world 2050: Every other person in the world * Normal Myopia Key Factors with Myopia Environmental Factors Genetic Predisposition 05 *BHVI, adapted from Holden et al. 2016 Ophthalmology. 36% of studies defined high myopia as -6.0D or more..

Myopia Correction Options 06 Laser Vision Correction in Decline 2009 2022 Japan Laser Vision Correction Procedures Down From 2008 Peak 75% U.S. Laser Vision Correction Procedures Down From 2008 Peak 50% Refractive Procedures Laser Vision Correction (LASIK, PRK, SMILE)
Lens-Based (EVO ICL) Glasses or Disposable Contact Lenses Initial Solutions

07 Top 15 Refractive Procedure Markets China U.S. 34% 17% of 4.5M Estimated Procedures in 2023 of 4.5M Estimated Procedures in 2023 Top 15 Markets 83% of 4.5 Estimated Procedures in 2023 STAAR / Our Market Opportunity – Investing in Largest Refractive Markets Achieving STAAR’s Global Growth Opportunity

2024E-2026E China U.S. ROW India South Korea Japan +462,441 Expected Procedure Growth Global Procedures expected to grow from 4.5M to ~5.0M* 08 STAAR – Our Market Opportunity - Investing in Fastest Growing Markets *Market Scope STAAR Custom Model, August 23, 2023. Achieving STAAR’s Global Growth Opportunity

3-Year Sales CAGR (2024-2026) Fiscal 2026 Sales ANNUAL GROWTH RANGE Y/Y $500 TO $550 MILLION 15% 20% Approximately TO Approximately Approximately 09 STAAR / Our Vision - Double-Digit Sales CAGR (2024-2026) TARGET SALES MODEL

STAAR / A Global Growth Company 10 Select Growth Markets (3-Year CAGR, 2020-2022) UNITED STATES +28% CANADA +20% MEXICO +16% NETHERLANDS +19% SOUTH AFRICA +15% FRANCE +28% AUSTRALIA +15% BELGIUM +15% ITALY +21% EGYPT +26% INDIA +19% CHINA +32% JAPAN +40% MALAYSIA +31% SINGAPORE +60% VIETNAM +18% THAILAND +59% KOREA +24% HONG KONG +27%

11 STAAR / The Next Stages of Growth – Markets UNITED STATES Population 340 Million MEXICO Population 128 Million INDONESIA Population 278 Million BRAZIL Population 216 Million The Data Among the 80 million new MACs [middle-class and affluent consumer], over 70% of this group will be from tier-3 cities and below, making lower-tier cities an increasingly important part of the market… Our research also shows that even during the relatively difficult last few years, Chinese consumers demonstrated a strong desire to trade up and an increased willingness to pay a premium for quality across product categories. - BCG, The Next Chapter in China’s Consumer Story, June 22, 2023 Consider these numbers. The middle class is the fastest-growing major segment of the Indian population in both percentage and absolute terms, rising at 6.3 percent per year between 1995 and 2021. It now represents 31 percent of the population and is expected to be 38 percent by 2031 and 60 percent in 2047 - Economic Times, How the Middle Class will Play the Hero in India’s Rise, July 9, 2023 INDIA Population 1.4 Billion CHINA Population 1.4 Billion Emerging Markets and Rapidly Growing Middle Class and Wealthy

Presbyopia STAAR / The Next Stages of Growth – A Robust Product Pipeline EVO VIVA™ Sphere and Toric Injectors ACCUJECT Ordering System EVO+ Next Gen
EVO STELLA Internal R&D CHINA and Partnerships 12

How? STAAR / Vital Few Projects and Investments to Drive Growth 13 Evergreen and Refreshed as Data and Voice of Customer Dictates… Increase surgeon support and education Presbyopia (Viva™) New lens delivery devices globally (New Accuject/Global injector program) Simplify our ICL ordering process (New Stella ordering system) EVO+ in China (New to China) US Growth Faster production/Increased capacity to deliver our lenses to customers faster 2023 2023 2023 2024 2024 2024 2025 01 02 03 04 05 06 07

14 How? STAAR / Creating a High-Performance Organization VISION Voice of Customer Corporate Values Exciting Global Growth
The first Choice for Doctors and Patients Seeking Visual Freedom Voice of Employees Facts and Data Driven Organizaion THE ORGANIZATION STRUCTURE & TEAM TO EXECUTE VITAL FEW PROJECTS AND INVESTMENTS

15 Why ICL? Milestone Sales Achievements STAAR expects to sell more ICLs in the next three years (2024-2026) than the first 25 years of ICL sales combined. TOTAL ICLs SOLD… ~ 20 YEARS ~ 3 YEARS < 2 YEARS VISION 2026 1999 - 2Q19 2Q22 1Q24E 4Q26E 1 M 2 M 3 M 6 M

Why EVO ICL? Only One Phakic Intraocular Lens Is Collamer® Posterior chamber – the narrow space behind the iris and in front of the natural crystalline lens Collamer, A unique biocompatible material Approaching 3M+ lenses sold; 90%+ share of phakic IOL market (Company estimates) ~25 Year history of safety and effectiveness 99.4% of EVO patients surveyed would choose EVO again* * Packer, The Implantable Collamer Lens with a central port: review of the literature, Clinical Ophthalmology, 2018. ~16 other phakic IOLs over the years – many withdrawn or have achieved very little market share Collamer® Collamer is a proprietary lens material created and used exclusively by STAAR®.
The Collamer material is bonded with UV absorbing chromophore into a copolymer that offers UV protection. Proven track record of sound scientific evidence supporting performance and safety of EVO. Two pivotal US clinical trials determined the safety and performance of the ICL in >500 patients. 32% 200/629 eyes in U.S. EVO FDA study had -3D to -6D SE 200+ ICL Clinical Papers Safety and Effectiveness 16

Why EVO ICL? A Disruptive Technology 17 Sharp, clear vision No removal of corneal tissue Excellent vision at night Removable by a surgeon Does not cause dry eye syndrome Protection from UV rays Quick procedure and recovery Additive Bio-Compatible Quiet in the Eye

APAC / Achieving Broad-based Geographic Growth and Share Gains

ICL Sales by Country

$ Millions



China
Japan
South Korea
Rest of APAC
250.00
200.00
150.00
100.00
50.00
-
2018
2019
2020
2021
2022



Refractive Procedure Market Share, 2022

CHINA	JAPAN	SOUTH KOREA
~20%	~50%	~15%

34%
APAC
Sales CAGR
(2018-2022)

Growth Variables

- High myopia prevalence
- Level of STAAR investment
- EVO ICL adoption by largest hospital chains

STAARSURGICAL
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China / EVO ICL Movement Down Diopter Curve at Largest Customer 2018-2020 Low Myopia
(below -3D) 46.6% 46.8% 55.9% 93.6% 52.8% 51.9% 56.2% 46.2% 35.1% 45.4% 21.0% 31.7% 23.3% 49.7% 6.0% 38.8% Moderate Myopia
(-3 to -6D) High Myopia
(-6 to -10D) Extreme Myopia
(above -10D) 2021 2018-2020 2021 2018-2020 2021 2018-2020 2021 1 1 1 1 1 SMILE 1 2 1 LASIK 2 2 2 2 1 2 2 ICL 2 19

EMEA / Progress Despite Macroeconomic Headwinds 20 Growth Variables 9% EMEA Sales CAGR (2018-2022) Economic weakness
Distributor vs. Direct
Level of STAAR investment
Other macroeconomic factors Refractive Procedure Market Share, 2022 SPAIN ~15% GERMANY ~8% ICL Sales by Country

Americas / Opportunity Abounds 21 Growth Variables Myopia prevalence
Level of STAAR investment
Economy Refractive Procedure Market Share, 2022 UNITED STATES < 5% ICL Sales by Country 22% Americas Sales CAGR (2018-2022)

Commercial Initiative

U.S. / Increasing Knowledge of STAAR's Customers to Optimize Segmentation

GOAL: Best serve meet/exceed each unique customer's needs and drive EVO ICL utilization

U.S. EVO ICL Customers

400+ Practices | **600+** Surgeons

300K+
Annual U.S. Refractive Procedures

$450M+
U.S. Refractive Procedure Revenue

Profits

$1,821
EVO Incremental Profit Contribution
ALL SURGICAL SETTINGS
OBS is $2,785

Patient Prices

89%
EVO Premium
EVO ICL $8,680 vs. LVC $4,688

Surgical Setting

20%
Practices have Office-Based Sterile Surgical Suite (OBS)

47%
Practices have Owned Ambulatory Surgery Center (ASC)

Other Qualitative and Quantitative Variables

Surgeon Competence and Confidence in Performing EVO ICL Procedure

- Same Day Bilateral
- Practice Spends Money on Refractive Marketing

STAARSURGICAL
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U.S. / Driving EVO ICL Adoption 23 PRE-OPERATIVE INTRA-OPERATIVE POST-OPERATIVE Eye measurement and lens size selection Surgery Patient follow-up and understanding outcomes Territory Manager Practice Development Clinical Applications Specialist STAAR recently established a structure and foundation for a World Class Training and Education Organization Goal: Increase Surgeon Confidence and EVO ICL Utilization + One Document to Surgeon Customer on How STAAR will Provide Support and Education

Joe Jonas
Campaign
Launch U.S. / Significant Increase in Doc Finder Searches Impact of Investments in EVO ICL Awareness and Digital Marketing - Past Six Quarters vs. Prior Year Period 24

U.S. / Best-In-Class Call Center Partnership to Complete EVO ICL Patient Discovery 25 EVO ADVISOR PROGRAM STAAR books appointment directly with clinic Potential Patient fully vetted – qualifies (>-3.0), understands cost, all questions answered CONSUMER GETS EVO DIGITAL MARKETING EVO WEBSITE ORGANIC SOCIAL MEDIA: Social Media ads
Display ads
YouTube / CTV ads
Native ads
Audio-only platforms ads
SEM/SEO Public Relations Discovery / Awareness Research / Interest Action Inquiry Commercial Initiative

Our Goal / Happy EVO ICL Patients and Surgeons Globally! 26

SALES OPERATING MARGIN 15% 20% Approximately Approximately TO 12% 16% Approximately Approximately TO 3-Year Sales CAGR (2024-2026) GAAP OPERATING MARGIN (2024-2026) ANNUAL GROWTH RANGE Y/Y ANNUAL OPERATING MARGIN $500 TO $550 MILLION Approximately Fiscal 2026 Sales $60 TO $90 MILLION Approximately Fiscal 2026 Operating Income TARGET SALES AND OPERATING MODEL 27 Profitable & 15%+ Sales Growth Top 5% STAAR / Target Sales and Operating Model

STAAR / Target Sales and Operating Model – Additional Details TARGET SALES AND OPERATING MODEL FY 2023 Outlook* Growth Scenario ~15% CAGR ~20% CAGR Sales Gross Margin OpEx G&A S&M R&D Tax Rate Operating Income $320M $500M $550M +$177M +$227M 81% 81% 78% 69% 65% +300bps +300bps 12% 16% 73% 22% 20% (400bps) (800bps) 35% 35% 5% 12% 10% +700bps +1100bps 25%-30% 25%-30% 23% (100bps) (300bps) 36% (100bps) (100bps) 14% (200bps) (400bps) 25%-30% - - FY 2026E FY 2026E Change
From FY23 Outlook Change
From FY23 Outlook ~ 15% Sales Growth CAGR Scenario through FY 2026E + ~$180M + ~700bps Sales $ Growth Operating Margin Expansion 28 * FY 2023 Outlook provided November 1, 2023.

STAAR / Target Operating Model – Sales Sensitivities

2024-2026

APAC	EMEA	AMERICAS
15% to 20%	**10% to 15%**	**25% to 30%**
3-Year CAGR	3-Year CAGR	3-Year CAGR
China ~20%		U.S. 30% to 50%

- Pace of EVO ICL adoption down the diopter curve (EVO ICL owning -6D and above refractive vision correction)
- Country mix (Direct vs. Hybrid/Distributor)
- Success of U.S. Initiatives
- Success of initiatives introduced in other markets globally
- Macroeconomic environment (Particularly EMEA)



-20D
-19D
-18D
-17D
-16D
-15D
-14D
-13D
-12D
-11D
-10D
-9D
-8D
-7D
-6D
-5D
-4D
-3D
A diopter is a unit of measurement of the refractive power of a lens.
-8.9D
Average Spheric ICL Sold, 2022

STAARSURGICAL

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3Q23 Earnings Call Recap Reported 3Q23 Sales of $80.3M and net income of $0.10 per share
Sales in-line with previously provided outlook of approximately $80M
ICL Sales +13% Y/Y; Units +14%
Gross Margin at 79.2%
Cash, cash equivalents and investments available for sale at $201.7M U.S. unit growth of 7% Y/Y outperforming industry procedure growth which was down 15% Y/Y.
China sales up 14% Y/Y in line with previously provided outlook reflecting elevated 3Q22 backlog build; Q4 sales up 25% as year-ago quarter was muted by COVID Zero protests in country expected to result in full year 2023 of ~$185M.
Expect FY2023 ICL sales at low end of previously provided range of $320M to $325M due to potential impact of uncertain macroeconomic and geopolitical environment, including in the Middle East. U.S. sales expected to remain flattish sequentially through first half of 2024 accelerating in 2H24. COMMENTARY AND OUTLOOK 3Q23 RESULTS We expect to deliver our sixth straight year of sales growth and profitability in fiscal 2023 while investing in the initiatives that support development of our surgeon customers and prospects as we drive global adoption of our EVO ICL technology. 30

31 STAAR Knows How to Generate Cash (in millions) * Balance Sheet cash, cash equivalents and investments available for sale was $201.7 million at September 29, 2023. Accounts Receivables balance of $112 million at September 29, 2023, declined to approximately $100 million at October 31, 2023 and is expected to continue to decline in 4Q23 and 1Q24. ADJUSTED EBITDA EX. SBC BALANCE SHEET CASH* CapEx Expected
to be approximately
$20-$30M Annually resulting in 2026E Free Cash Flow of approximately $75-$110M 2018 2017 2018 2019 2020 2021 2022 2019 2020 2021 2022 2024E 2025E 2026E 2023 Outlook

IT’S OUR TIME… IT’S EVO’S TIME!